XL GENERATION INTERNATIONAL INC.
353, St-Nicholas Street
Montreal, Quebec H2Y 2P1
(514) 397-0575

October 11, 2007

To Our Stockholders:

On behalf of the Board of Directors and management of XL GENERATION INTERNATIONAL INC., I cordially invite you to attend a Special Meeting of XL Generation stockholders to be held on October 25, 2007 at 10:00 a.m., local time at 485, McGill Street, 8th floor, Montreal, Quebec, Canada H2Y 2H4.

The matters to be considered at the meeting are as follows:

(1)	An amendment to the Company's Certificate of Incorporation to change the name of the Company from XL GENERATION INTERNATIONAL INC. to ECOLOCAP SOLUTIONS INC.

It is extremely important that your shares be represented at the meeting. Whether or not you plan to attend the Special Meeting in person, you are requested to mark, sign, date and return the enclosed proxy promptly in the envelope provided.

Sincerely,

Claude Pellerin
Acting Secretary

XL GENERATION INTERNATIONAL INC.
353, St-Nicholas Street
Montreal, Quebec H2Y 2P1
(514) 397-0575

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

October 11, 2007

Notice is hereby given that a Special Meeting of Stockholders of XL GENERATION INTERNATIONAL INC. (the Company) will be held on October 25, 2007 at 10:00 a.m., local time local time, at 485, McGill Street, 8th floor, Montreal, Quebec, Canada H2Y 2H4 for the purpose of considering and acting upon the following proposals:

(1)	An amendment to the Company's Certificate of Incorporation to change the name of the Company from XL GENERATION INTERNATIONAL INC. to ECOLOCAP SOLUTIONS INC.

The Special Meeting may be adjourned or postponed from time to time (including to obtain a quorum or solicit additional votes in favor of the proposal), and at any reconvened meeting action on the proposed amendments to the Articles of Incorporation may be taken without further notice to stockholders unless required by our Bylaws.

If you were a stockholder of record at the close of business on October 1, 2007, you are entitled to notice of and to vote at the Special Meeting and any adjournment or postponements thereof.

By order of the Board of Directors,

Claude Pellerin
October 11, 2007	Acting Secretary

IMPORTANT: Whether or not you plan to attend, so that your vote will be counted at the Special Meeting, please mark, sign, date and return the enclosed proxy promptly, using the return envelope enclosed, or give your proxy by telephone or over the Internet by following the instructions on the proxy card.

1

XL GENERATION INTERNATIONAL INC.
353, St-Nicholas Street
Montreal, Quebec H2Y 2P1
(514) 397-0575

PROXY STATEMENT SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 25, 2007 Date of the Proxy Statement - October 11, 2007 GENERAL INFORMATION Information About the Special Meeting

The Special Meeting will be held on October 25, 2007 at 10:00 a.m., local time, at 485, McGill Street, 8th floor, Montreal, Quebec, Canada H2Y 2H4.

Information About this Proxy Statement

We sent you this Proxy Statement and the enclosed proxy card because XL Generation’s Board of Directors is soliciting your proxy to vote your shares at the Special Meeting. If you own XL Generation Common Stock in more than one account, such as individually and also jointly with your spouse, you may receive more than one set of these proxy materials. To assist us in saving money and to provide you with better stockholder services, we encourage you to have all your accounts registered in the same name and address. You may do this by contacting Claude Pellerin, XL Generation’s Acting Secretary at (514) 397-0575, Ext. 228. This Proxy Statement summarizes information that we are required to provide to you under the rules of the Securities and Exchange Commission (the "SEC") and which is designed to assist you in voting your shares. On or about October 12, 2007, we will begin mailing this Proxy Statement and the enclosed proxy card to all stockholders of record at the close of business on October 1, 2007.

Matters to be Voted on at the Special Meeting

An amendment to our Certificate of Incorporation to change the name of the Company from XL GENERATION INTERNATIONAL INC. to ECOLOCAP SOLUTIONS INC. ("Name Change Amendment").

The Board of Directors recommends you vote FOR the name change.

Information About Voting

Stockholders can vote on matters presented at the Special Meeting in two ways:

(a) By Proxy. You can vote by signing, dating and returning the enclosed proxy card. If you do this, the proxies will vote your shares in the manner you indicate. If you do not indicate instructions on the card, your shares will be voted FOR the proposed amendment.

(b) In Person. You may attend the Special Meeting and cast your vote in person.

You may revoke your proxy at any time before it is exercised by sending a written notice (or other verifiable form of communication) notice of revocation to XL Generation’s Acting Secretary, Claude Pellerin, prior to the Special Meeting, or by submitting a later-dated proxy to us.

Each XL Generation common share and preferred share is entitled to one vote. As of the record date, October 1, 2007, there were 35,568,268 shares of Common Stock outstanding. A majority of the outstanding shares of common stock must approve of the proposals in order for them to pass.

Information Regarding Tabulation of the Vote

XL Generation will appoint one or more inspectors of election to act at the special meeting and to make a written report thereof. Prior to the special meeting, the inspectors will sign an oath to perform their duties in an impartial manner and according to the best of their ability. The inspectors will ascertain the number of shares of Common Stock outstanding and the voting power of each, determine the shares of Common Stock represented at the annual meeting and the validity of proxies and ballots, count all votes and ballots and perform certain other duties as required by law. The determination of the inspectors as to the validity of proxies will be final and binding.

Dissenter's Rights

The Nevada General Corporation Law does not provide for dissenters' rights in connection with any of the actions described in this Proxy Statement, and we will not provide stockholders with any such right independently.

Quorum Requirement

A quorum of stockholders is necessary to hold a valid meeting. Under the Bylaws, holders of Common Stock entitled to exercise a majority of the voting power of us, present in person or by proxy, shall constitute a quorum. Abstentions and broker non-votes, if any, are counted as present for establishing a quorum.

Information About Votes Necessary for Proposal to be Adopted

Approval by holders of a majority of the outstanding Common Stock will be required to approve the amendment to change the name of the Company from XL GENERATION INTERNATIONAL INC. to ECOLOCAP SOLUTIONS INC.

Abstentions and broker non-votes, if any, will be counted as votes against the amendments.

As of October 1, 2007, there were approximately 13 holders of record of outstanding shares of Common Stock.

Revocation of Proxies

If you give a proxy, you may revoke it at any time before it is exercised by giving notice to XL Generation’s Secretary in writing or by means of other verifiable communication prior to the Special Meeting or by submitting a later-dated proxy to us.

Costs of Proxy Solicitation

XL Generation will pay all the costs of soliciting these proxies. In addition to solicitation by mail, proxies may be solicited personally, by telephone or personal interview by an officer or regular employee of XL Generation. XL Generation will also ask banks, brokers and other institutions, nominees and fiduciaries to forward the proxy materials to their principals and to obtain authority to execute proxies, and reimburse them for expenses.

INFORMATION ABOUT XL GENERATION COMMON SHARE OWNERSHIP

Beneficial Ownership of Shares

The following table sets forth certain information regarding the beneficial ownership of our common stock as of October 1, 2007 of each officer and director and by each person or entity known by us to be the beneficial owner of more than 5% of the outstanding shares of common and/or preferred stock.

Where the Number of Shares Beneficially Owned includes shares which presently exercisable options may be purchased upon the exercise of outstanding stock options which are or within sixty days will become exercisable ("presently exercisable options") the percentage of class reported in this column has been calculated assuming the exercise of such.

Name and address of	Amount and nature of beneficial		Percent
Beneficial Owner	ownership		of Class

Alexander Gilmour	125,000	(2)	0.35%
Acting Principal Executive
Officer and Director

Michel St-Pierre	600,000	(3)	1.69%
Acting Principal Financial
Officer

Claude Pellerin	100,000	(4)	0.28%
Acting Secretary and Director

Albert Beerli	1,600,000	(5)	4.50%
Director

Arthur Rawl	115,000	(6)	0.32%
Director

All officers and directors as a
group ( 5 persons)(1)	2,540,000	(7)	7.14%

DT Crystal Holdings Ltd.	14,000,000		39.36%
N-9934, 2nd Floor
Ansbacher House Shirley and East Ave.
Nassau, Bahamas

Capex Investments Limited	2,222,222		6.25%
Ste 802 St James Ct St Denis St
Port Louis, Republic of Mauritiu

CEDE, Inc.	10,517,000		29.57%
55 Water Street
New York, New York 10021

(1)	The address for each of the Company's directors and executive officers is the Company's principal offices, XL GENERATION INTERNATIONAL INC.
(2)	Represents an option to acquire 125,000 shares of common stock
(3)	Represents an option to acquire 600,000 shares of common stock
(4)	Represents an option to acquire 100,000 shares of common stock.
(5)	Represents 1,500,000 shares of common stock and an option to acquire 100,000 share of common stock
(6)	Represents an option to acquire 115,000 shares of common stock
(7)	Consists of 1,500,000 shares of common stock and options to acquire 1,040,000 shares of common stock.

PROPOSAL NUMBER 1

CHANGE THE NAME OF THE COMPANY FROM
XL GENERATION INTERNATIONAL INC.

TO

ECOLOCAP SOLUTIONS INC.

The Board of Directors recommends a vote FOR the proposal to amend the Articles of Incorporation to Change the Name of the Company to ECOLOCAP SOLUTIONS INC.

Reason for the Proposal

We have operated under the name of XL Generation International Inc. We believe that ECOLOCAP SOLUTIONS INC. is more indicative of the business we intend to engage in the future.

The Board of Directors recommends a vote FOR the proposal to amended the Articles of Incorporation and change the name of the Company from XL GENERATION INTERNATIONAL INC. to ECOLOCAP SOLUTIONS INC.

By order of the Board of Directors,

Claude Pellerin
Acting Secretary

__________________________________________________________________________________________________________________________

SPECIAL MEETING OF STOCKHOLDERS OF
XL GENERATION INTERNATIONAL INC.

October 25, 2007

Please complete, date, sign and mail your proxy card in the postage-paid envelope provided as soon as possible.

__________________________________________________________________________________________________________________________

PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY

IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK.

__________________________________________________________________________________________________________________________

PROPOSAL NUMBER 1

Proposal to amend XL GENERATION INTERNATIONAL INC. Articles of Incorporation to change its name from XL GENERATION INTERNATIONAL INC. to ECOLOCAP SOLUTIONS INC.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

_________________________________        ________________         _________________________________        ________________
Signature of Stockholder                                     Date:                                Signature of Stockholder                                     Date:

Note:
Please sign exactly as your name or names appear hereon. When shares are held jointly, each older should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership's name by authorized person.